UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 14, 2019

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100 Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On May 14, 2019, each of Nelnet Servicing, LLC ("Nelnet Servicing") and Great Lakes Educational Loan Services, Inc. ("Great Lakes"), both subsidiaries of Nelnet, Inc. (the "Company"), received a Modification of Contract (each a "Modification," and collectively the “Modifications”) from the United States Department of Education (the "Department"), pursuant to which the Department extended its ordering period under the previously reported student loan servicing contracts between the Department and each of Nelnet Servicing and Great Lakes (the "Servicing Contracts") to effectively extend the Servicing Contracts for an additional six months through December 15, 2019. As previously reported by the Company, Nelnet Servicing and Great Lakes are two of four private sector companies awarded a student loan servicing contract by the Department in June 2009 to provide additional servicing capacity for loans owned by the Department, with five additional not-for-profit servicers subsequently added by the Department, and with new loan volume currently being allocated among the total of nine servicers based on certain performance metrics established by the Department. Prior to the Modifications, the Servicing Contracts were scheduled to expire on June 16, 2019. Loan servicing volumes under the Servicing Contracts, as extended by the Modifications, will remain subject to the existing terms and conditions of the Servicing Contracts.

Copies of the Modifications received by Nelnet Servicing and Great Lakes are filed as Exhibits 10.1 and 10.2, respectively, to this report. In addition, the previously filed copies of (i) the student loan servicing contract between the Department and Nelnet Servicing; (ii) the previously reported modification thereto for a prior extension thereof to June 16, 2019; and (iii) the previously reported modification thereto with respect to changes in the pricing and loan allocation metrics thereunder are incorporated by reference as Exhibits 10.3, 10.4, and 10.5, respectively, to this report. Further, the corresponding student loan servicing contract and prior material modifications thereto between the Department and Great Lakes, which the Company acquired on February 7, 2018, and which corresponding student loan servicing contract and prior modifications thereto are substantially similar to the previously filed student loan servicing contract and prior modifications thereto between the Department and Nelnet Servicing, are filed as Exhibits 10.6, 10.7, and 10.8, respectively, to this report.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed or incorporated by reference as part of this report:

Exhibit No.	Description

10.1*	Modification of Contract dated effective as of June 16, 2019 for Student Loan Servicing Contract between the United States Department of Education and Nelnet Servicing, LLC.
10.2*	Modification of Contract dated effective as of June 16, 2019 for Student Loan Servicing Contract between the United States Department of Education and Great Lakes Educational Loan Services, Inc.
10.3
Student Loan Servicing Contract between the United States Department of Education and Nelnet Servicing, LLC, filed as Exhibit 10.1 to the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and incorporated herein by reference.

10.4
Modification of Contract dated effective as of June 17, 2014 for Student Loan Servicing Contract between the United States Department of Education and Nelnet Servicing, LLC, filed as Exhibit 10.1 to the registrant's Current Report on Form 8-K filed on June 18, 2014 and incorporated herein by reference.

10.5
Modification of Contract dated effective as of September 1, 2014 for Student Loan Servicing Contract between the United States Department of Education and Nelnet Servicing, LLC, filed as Exhibit 10.1 to the registrant's Current Report on Form 8-K filed on September 2, 2014 and incorporated herein by reference.

10.6*	Student Loan Servicing Contract between the United States Department of Education and Great Lakes Educational Loan Services, Inc.
10.7*	Modification of Contract dated effective as of May 21, 2014 for Student Loan Servicing Contract between the United States Department of Education and Great Lakes Educational Loan Services, Inc.
10.8*	Modification of Contract dated effective as of September 1, 2014 for Student Loan Servicing Contract between the United States Department of Education and Great Lakes Educational Loan Services, Inc.
* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 16, 2019
NELNET, INC.
By:    /s/ JAMES D. KRUGER

Name:	James D. Kruger

Title:	Chief Financial Officer